Consolidated Portfolio of Investments – as of March 31, 2021 (Unaudited)

AlphaSimplex Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments – 91.9% of Net Assets
	Treasuries – 54.6%
$ 50,000,000	U.S. Treasury Bills, 0.085%, 4/01/2021(a)	$50,000,000
40,000,000	U.S. Treasury Bills, 0.035%, 4/06/2021(a)	39,999,958
51,500,000	U.S. Treasury Bills, 0.020%-0.033%, 4/08/2021(a)(b)(c)(d)	51,499,950
25,000,000	U.S. Treasury Bills, 0.035%, 4/13/2021(a)	24,999,958
12,000,000	U.S. Treasury Bills, 0.020%, 4/15/2021(a)	11,999,942
25,000,000	U.S. Treasury Bills, 0.075%, 4/20/2021(a)	24,999,769
20,000,000	U.S. Treasury Bills, 0.080%, 5/04/2021(a)	19,999,679
11,500,000	U.S. Treasury Bills, 0.029%, 5/06/2021(a)(b)(d)	11,499,860
20,000,000	U.S. Treasury Bills, 0.020%, 5/11/2021(a)	19,999,722
34,000,000	U.S. Treasury Bills, 0.080%, 5/18/2021(a)	33,998,835
12,500,000	U.S. Treasury Bills, 0.020%, 5/20/2021(a)	12,499,745
40,000,000	U.S. Treasury Bills, 0.035%, 5/25/2021(a)	39,999,100
12,500,000	U.S. Treasury Cash Management Bills, 0.030%, 6/01/2021(a)	12,499,682
29,000,000	U.S. Treasury Bills, 0.070%, 6/17/2021(a)	28,999,070
25,000,000	U.S. Treasury Cash Management Bills, 0.080%, 6/22/2021(a)	24,999,260
30,000,000	U.S. Treasury Cash Management Bills, 0.070%, 6/29/2021(a)	29,999,258
50,000,000	U.S. Treasury Bills, 0.070%, 7/01/2021(a)	49,996,840
50,000,000	U.S. Treasury Bills, 0.080%, 7/08/2021(a)	49,997,448
25,000,000	U.S. Treasury Cash Management Bills, 0.045%, 7/13/2021(a)	24,998,713
30,000,000	U.S. Treasury Bills, 0.085%, 7/15/2021(a)	29,998,688
40,000,000	U.S. Treasury Bills, 0.040%, 8/05/2021(a)	39,997,643
25,000,000	U.S. Treasury Bills, 0.050%, 8/12/2021(a)	24,998,415
20,000,000	U.S. Treasury Bills, 0.040%, 8/26/2021(a)	19,998,162
30,000,000	U.S. Treasury Bills, 0.015%, 9/09/2021(a)	29,996,813
30,000,000	U.S. Treasury Bills, 0.025%, 9/23/2021(a)	29,995,807

Principal Amount	Description	Value (†)
	Treasuries – continued
$ 40,000,000	U.S. Treasury Bills, 0.055%, 1/27/2022(a)	$39,982,442
10,000,000	U.S. Treasury Bills, 0.060%, 2/24/2022(a)	9,994,974

		787,949,733

	Certificates of Deposit – 33.7%
30,000,000	Canadian Imperial Bank of Commerce (NY), 0.080%, 4/23/2021	29,999,732
32,500,000	Nordea Bank ABP (NY), 0.150%, 5/07/2021(e)	32,501,936
40,000,000	Mizuho Bank Ltd. (NY), 0.170%, 5/18/2021	40,002,665
50,000,000	DZ Bank (NY), 0.140%, 6/03/2021	49,999,910
30,000,000	Royal Bank of Canada (NY), 3-month LIBOR + 0.110%, 0.287%, 6/11/2021(e)(f)	30,006,695
25,000,000	Sumitomo Mitsui Trust (NY), 0.150%, 6/21/2021	24,999,885
50,000,000	Bank of Montreal (IL), 0.240%, 6/23/2021	50,012,119
50,000,000	Skandinaviska Enskilda Banken (NY), 0.180%, 7/15/2021	50,003,671
30,000,000	Cooperatieve Rabobank UA, 0.230%, 7/20/2021(e)	30,007,382
30,000,000	Toronto-Dominion Bank (NY), 0.150%, 7/22/2021	30,002,070
20,000,000	Royal Bank of Canada (NY), 0.140%, 8/11/2021	19,998,225
15,000,000	Svenska Handelsbanken (NY), 0.150%, 8/17/2021(e)	15,000,230
15,000,000	Sumitomo Mitsui Banking Corp. (NY), 0.180%, 8/17/2021(e)	15,000,229
30,000,000	Canadian Imperial Bank of Commerce (NY), 0.150%, 8/24/2021(e)	29,997,687
40,000,000	Sumitomo Mitsui Banking Corp. (NY), 0.190%, 9/08/2021	40,000,532

		487,532,968

	Repurchase Agreements – 3.6%
51,677,466	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2021 at 0.000% to be repurchased at $51,677,466 on 4/01/2021 collateralized by $52,729,600 U.S. Treasury Note, 0.125% due 3/31/2023 valued at $52,711,039 including accrued interest(g)	51,677,466

	Total Short-Term Investments (Identified Cost $1,327,080,520)	1,327,160,167

	Total Investments – 91.9% (Identified Cost $1,327,080,520)	1,327,160,167
	Other assets less liabilities – 8.1%	116,868,029

	Net Assets – 100.0%	$1,444,028,196

Consolidation

The Fund invests in commodity-related derivatives through its investment in the AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of March 31, 2021, the value of the Fund’s investment in the Subsidiary was $42,419,835, representing 2.94% of the Fund’s net assets.

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of March 31, 2021, futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the contracts, as follows:

Notional Value	Unrealized Appreciation/ Depreciation*	Unrealized as a Percentage of Net Assets
$ 294,590,187	$ 4,247,238	0.29%

* Amount represents gross unrealized appreciation/(depreciation) at absolute value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(b)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(c)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	A portion of the security is held by AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.
(e)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(f)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(g)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2021, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

LIBOR	London Interbank Offered Rate

CHF	Swiss Franc

CNH	Chinese Yuan Renminbi Offshore
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When the Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Fund may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts.

At March 31, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	6/16/2021	CHF	B	16,125,000	$17,438,543	$17,093,793	$(344,750)
UBS AG	6/16/2021	CHF	S	108,375,000	116,176,847	114,886,195	1,290,652
UBS AG	6/16/2021	CNH	B	434,000,000	66,048,378	65,760,764	(287,614)
UBS AG	6/16/2021	MXN	B	359,500,000	16,663,987	17,452,508	788,521
UBS AG	6/16/2021	NOK	B	246,000,000	28,966,524	28,760,224	(206,300)
UBS AG	6/16/2021	NOK	S	18,000,000	2,090,588	2,104,407	(13,819)
UBS AG	6/16/2021	NZD	B	104,500,000	74,804,862	72,970,569	(1,834,293)
UBS AG	6/16/2021	NZD	S	7,600,000	5,314,786	5,306,950	7,836
UBS AG	6/16/2021	NZD	S	19,200,000	13,397,378	13,407,032	(9,654)
UBS AG	6/16/2021	PLN	B	60,000,000	15,579,661	15,188,261	(391,400)
UBS AG	6/16/2021	PLN	S	85,500,000	21,894,261	21,643,272	250,989
UBS AG	6/16/2021	PLN	S	35,500,000	8,939,570	8,986,388	(46,818)
UBS AG	6/16/2021	SEK	B	250,000,000	29,369,083	28,644,232	(724,851)
UBS AG	6/16/2021	SEK	S	276,000,000	31,995,157	31,623,232	371,925
UBS AG	6/16/2021	SEK	S	32,000,000	3,666,133	3,666,461	(328)
UBS AG	6/16/2021	SGD	B	141,125,000	104,805,416	104,874,887	69,471
UBS AG	6/16/2021	SGD	S	15,750,000	11,710,925	11,704,371	6,554
UBS AG	6/16/2021	SGD	S	46,625,000	34,596,330	34,648,656	(52,326)
UBS AG	6/16/2021	TRY	B	116,400,000	14,569,334	13,388,544	(1,180,790)
UBS AG	6/16/2021	TRY	S	27,300,000	3,284,870	3,140,096	144,774
UBS AG	6/16/2021	TRY	S	104,100,000	11,442,303	11,973,775	(531,472)
UBS AG	6/17/2021	ZAR	B	291,000,000	18,699,689	19,528,156	828,467

Total							$(1,865,226)

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2021, open long futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	6/30/2021	750	$165,679,688	$165,544,922	$(134,766)
3 Year Australia Government Bond	6/15/2021	331	29,453,126	29,426,002	(27,124)
AEX-Index®	4/16/2021	110	17,648,842	18,037,393	388,551
ASX SPI 200™	6/17/2021	176	22,526,468	22,612,107	85,639
Australian Dollar	6/14/2021	831	63,650,621	63,168,465	(482,156)
British Pound	6/14/2021	635	54,939,406	54,693,343	(246,063)
CAC 40®	4/16/2021	298	21,081,564	21,198,523	116,959
Canadian Dollar	6/15/2021	1,325	105,064,294	105,430,250	365,956
DAX	6/18/2021	58	24,818,378	25,555,537	737,159
E-mini Dow	6/18/2021	316	51,743,245	51,978,840	235,595
E-mini NASDAQ 100	6/18/2021	106	27,009,835	27,750,270	740,435
E-mini Russell 2000	6/18/2021	237	27,595,245	26,336,625	(1,258,620)
E-mini S&P 500®	6/18/2021	235	45,528,897	46,616,950	1,088,053
E-mini S&P MidCap 400®	6/18/2021	113	29,552,495	29,439,890	(112,605)
Euribor	9/13/2021	421	124,074,666	124,093,180	18,514
EURO STOXX 50®	6/18/2021	962	42,910,266	43,613,792	703,526
Euro-BTP	6/08/2021	213	37,181,767	37,295,414	113,647
Eurodollar	9/13/2021	2,321	579,205,550	579,147,525	(58,025)
FTSE 100 Index	6/18/2021	164	15,172,111	15,101,699	(70,412)
FTSE China A50 Index	4/29/2021	853	14,585,091	14,656,246	71,155
FTSE MIB	6/18/2021	109	15,347,829	15,590,730	242,901
FTSE Taiwan Index	4/28/2021	257	14,492,230	14,890,580	398,350
FTSE/JSE Top 40 Index	6/17/2021	120	5,026,341	4,973,984	(52,357)
Hang Seng China Enterprises Index	4/29/2021	194	13,575,057	13,653,941	78,884
Hang Seng Index®	4/29/2021	94	17,031,386	17,119,049	87,663
IBEX 35	4/16/2021	82	8,305,132	8,257,091	(48,041)
Indian Rupee	4/28/2021	710	19,417,080	19,326,200	(90,880)
MSCI EAFE Index	6/18/2021	384	42,196,235	42,086,400	(109,835)
MSCI Emerging Markets Index	6/18/2021	436	29,375,500	28,830,500	(545,000)
MSCI Singapore	4/29/2021	352	9,315,028	9,366,518	51,490
Nikkei 225™	6/10/2021	85	21,870,851	22,400,542	529,691
OMXS30®	4/16/2021	780	19,263,782	19,534,720	270,938

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Futures Contracts Purchased – continued
S&P/TSX 60 Index	6/17/2021	270	$47,824,652	$47,743,614	$(81,038)
Short-Term Euro-BTP	6/08/2021	260	34,470,696	34,502,711	32,015
TOPIX	6/10/2021	152	26,112,061	26,823,933	711,872

Total					$3,752,071

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	6/16/2021	537	$27,630,664	$29,652,469	$2,021,805
Brent Crude Oil	5/28/2021	610	38,372,190	38,009,100	(363,090)
Brent Crude Oil	5/20/2021	330	19,781,450	19,529,400	(252,050)
Brent Crude Oil	4/20/2021	214	13,289,770	12,660,240	(629,530)
Cocoa	7/15/2021	88	2,165,680	2,098,800	(66,880)
Coffee	5/18/2021	90	4,261,256	4,168,125	(93,131)
Copper	5/26/2021	523	47,667,650	52,241,162	4,573,512
Copper LME	6/16/2021	156	31,719,675	34,272,225	2,552,550
Corn	7/14/2021	735	19,366,200	20,120,625	754,425
Cotton	5/06/2021	282	11,569,050	11,404,080	(164,970)
Gasoline	5/28/2021	239	19,985,599	19,610,237	(375,362)
Lean Hog	6/14/2021	142	5,535,990	5,981,040	445,050
Live Cattle	6/30/2021	258	12,350,990	12,683,280	332,290
Low Sulfur Gasoil	5/12/2021	403	21,749,850	20,452,250	(1,297,600)
New York Harbor ULSD	4/30/2021	265	21,352,540	19,697,874	(1,654,666)
Nickel LME	6/16/2021	130	14,303,640	12,527,580	(1,776,060)
Palladium	6/28/2021	6	1,414,550	1,571,940	157,390
Platinum	7/28/2021	61	3,670,170	3,634,075	(36,095)
Silver	5/26/2021	92	12,591,055	11,284,720	(1,306,335)
Soybean	7/14/2021	393	26,535,100	28,055,288	1,520,188
Soybean Meal	7/14/2021	443	18,770,570	18,818,640	48,070
Soybean Oil	7/14/2021	562	14,783,502	17,116,272	2,332,770
Sugar	6/30/2021	680	11,313,792	11,248,832	(64,960)
Wheat	7/14/2021	299	9,829,288	9,205,463	(623,825)
Zinc LME	6/16/2021	156	10,560,810	10,985,325	424,515

Total					$6,458,011

At March 31, 2021, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	6/30/2021	1,150	$142,496,875	$141,908,204	$588,671
10 Year Australia Government Bond	6/15/2021	736	77,477,394	77,209,906	267,488
10 Year Canada Government Bond	6/21/2021	1,559	174,495,400	172,151,213	2,344,187
10 Year U.S. Treasury Note	6/21/2021	1,036	136,908,734	135,651,250	1,257,484
30 Year U.S. Treasury Bond	6/21/2021	629	99,953,344	97,239,469	2,713,875
Brazilian Real	4/30/2021	170	2,976,605	3,007,300	(30,695)
Euro	6/14/2021	822	121,204,225	120,649,050	555,175
Euro Schatz	6/08/2021	2,853	375,004,069	375,054,442	(50,373)
Euro-Buxl® 30 Year Bond	6/08/2021	119	29,177,198	28,753,150	424,048
German Euro BOBL	6/08/2021	92	14,564,465	14,573,565	(9,100)

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Futures Contracts Sold – continued
Financial Futures – continued
German Euro Bund	6/08/2021	219	$44,027,181	$43,988,353	$38,828
Japanese Yen	6/14/2021	2,049	235,265,730	231,421,744	3,843,986
Short Sterling	9/15/2021	1,328	228,644,895	228,630,058	14,837
UK Long Gilt	6/28/2021	946	167,173,472	166,397,114	776,358
Ultra 10 Year U.S. Treasury Note	6/21/2021	1,102	161,125,860	158,343,625	2,782,235
Ultra Long U.S. Treasury Bond	6/21/2021	211	39,989,125	38,237,156	1,751,969

Total					$17,268,973

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Copper LME	6/16/2021	15	$3,412,359	$3,295,406	$116,953
Gold	6/28/2021	90	15,438,660	15,440,400	(1,740)
Natural Gas	4/28/2021	76	2,134,840	1,982,080	152,760
Nickel LME	6/16/2021	44	4,476,633	4,240,104	236,529
Zinc LME	6/16/2021	9	614,385	633,769	(19,384)

Total					$485,118

[1]	Commodity futures are held by AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$1,327,160,167	$—	$1,327,160,167
Forward Foreign Currency Contracts (unrealized appreciation)	—	3,759,189	—	3,759,189
Futures Contracts (unrealized appreciation)	36,020,513	4,076,428	—	40,096,941

Total	$36,020,513	$1,334,995,784	$—	$1,371,016,297

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(5,624,415)	$—	$(5,624,415)
Futures Contracts (unrealized depreciation)	(11,961,958)	(170,810)	—	(12,132,768)

Total	$(11,961,958)	$(5,795,225)	$—	$(17,757,183)

*	Details of the major categories of the Fund’s investments are reflected within the consolidated Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended March 31, 2021, the Fund used long and short contracts on U.S. and foreign government bonds, short-term interest rates, foreign currencies, and commodities (through investments in the Subsidiary), and long contracts on U.S. and foreign equity market indices to capture the exposures suggested by the quantitative investment models.

The following is a summary of derivative instruments for the Fund, as of March 31, 2021:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$3,759,189	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$13,124,156
Foreign exchange contracts	—	4,765,117
Commodity contracts	—	15,668,807
Equity contracts	—	6,538,861

Total exchange-traded asset derivatives	$—	$40,096,941

Total asset derivatives	$3,759,189	$40,096,941

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(5,624,415)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(279,388)
Foreign exchange contracts	—	(849,794)
Commodity contracts	—	(8,725,678)
Equity contracts	—	(2,277,908)

Total exchange-traded liability derivatives	$—	$(12,132,768)

Total liability derivatives	$(5,624,415)	$(12,132,768)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter (“OTC”) derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of March 31, 2021, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
UBS AG	$ (1,865,226)	$ 18,176,170

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of March 31, 2021:

	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$3,759,189	$—
Collateral pledged to UBS AG	18,176,170	18,176,170

Total over-the-counter counterparty credit risk	21,935,359	18,176,170

Exchange-traded counterparty credit risk
Futures contracts	40,096,941	40,096,941
Margin with brokers	88,056,743	88,056,743

Total exchange-traded counterparty credit risk	128,153,684	128,153,684

Total counterparty credit risk	$150,089,043	$146,329,854

Investment Summary at March 31, 2021 (Unaudited)

Treasuries	54.6%
Certificates of Deposit	33.7
Repurchase Agreements	3.6

Total Investments	91.9
Other assets less liabilities (including forward foreign currency and futures contracts)	8.1

Net Assets	100.0%